Exhibit 99.5

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

As of and for the three-month period ended March 31, 2007 and for the year ended December 31, 2006

The following unaudited pro forma consolidated condensed financial information sets forth:

•	the historical financial information of Ventas as of and for the three-month period ended March 31, 2007 and for the year ended December 31, 2006 derived from the consolidated financial statements;

•

the historical financial information of Sunrise REIT prepared in conformity with Canadian generally accepted accounting principles as of and for the three-month period ended March 31, 2007 and for the year ended December 31, 2006 derived from the consolidated financial statements, reconciled into United States generally accepted accounting principles and translated into US dollars;

•	pro forma adjustments to give effect to Ventas’s acquisition of Sunrise REIT on the consolidated balance sheet of Ventas as of March 31, 2007, as if the acquisition closed on March 31, 2007;

•

pro forma adjustments to give effect to Ventas’s acquisition of Sunrise REIT on the consolidated statements of income of Ventas for the three-month period ended March 31, 2007, as if the acquisition closed on January 1, 2007 and for the year ended December 31, 2006, as if the acquisition closed on January 1, 2006;

•

pro forma adjustments to give effect to Ventas’s other 2006 and 2007 acquisitions and 2007 equity offering on the consolidated statements of income of Ventas for the three-month period ended March 31, 2007, as if these transactions occurred on January 1, 2007, and for the year ended December 31, 2006, as if these transactions occurred on January 1, 2006; and

•

pro forma adjustments to give effect to Sunrise REIT’s 2006 and 2007 acquisitions on the consolidated statements of income of Sunrise REIT for the three-month period ended March 31, 2007, as if these transactions occurred on January 1, 2007 and for the year ended December 31, 2006, as if these transactions occurred on January 1, 2006.

These unaudited pro forma consolidated condensed financial statements are prepared for informational purposes only and are based on assumptions and estimates considered appropriate by Ventas’s management; however, they are not necessarily indicative of what the financial position or results of operations of Ventas actually would have been assuming the transactions had been consummated as of the dates indicated nor do they purport to represent the results of operations for future periods. Further, as these unaudited pro forma consolidated condensed financial statements include only those adjustments directly attributable to these transactions, they do not include the impact of any strategies that management may consider in order to continue to efficiently manage Ventas’s operations. These unaudited pro forma consolidated condensed financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of Ventas, including the notes thereto, included in Ventas’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

The acquisition of Sunrise REIT will be accounted for using the purchase method of accounting. The total purchase price of approximately $2.4 billion will be allocated to the assets and liabilities of the Sunrise REIT properties based upon their respective fair values. For purposes of these unaudited pro forma consolidated condensed financial statements, such allocation has been made based upon valuations and other studies which may be subject to adjustment. Accordingly, the allocation of the purchase price included in the accompanying unaudited pro forma consolidated condensed financial statements is preliminary.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

Reconciliation of Canadian GAAP to U.S. GAAP

As of March 31, 2007

(In thousands)

	Sunrise REIT Canadian GAAP (Cdn $) (A)	U.S. GAAP Adjustments (Cdn $) (B)	Sunrise REIT U.S. GAAP (Cdn $)	Sunrise REIT U.S. GAAP (US $) (C)
Assets
Net real estate investments	$1,669,373	$(14,410)	$1,654,963	$1,433,365

Cash and cash equivalents	31,155	—	31,155	26,983
Escrow deposits and restricted cash	2,448	—	2,448	2,120
Deferred financing costs, net	344	—	344	298
Notes receivable – related parties	3,989	—	3,989	3,455
Other	30,413	—	30,413	26,341

Total assets	$1,737,722	$(14,410)	$1,723,312	$1,492,562

Liabilities and stockholders’ equity:
Liabilities:
Senior notes payable and other debt	$1,109,777	$838	$1,110,615	$961,905
Deferred revenue	15,622	—	15,622	13,530
Accrued dividend	5,132	—	5,132	4,445
Accrued interest	1,115	—	1,115	966
Due to related party	7,092	—	7,092	6,142
Accounts payable and other accrued liabilities	40,516	—	40,516	35,091
Deferred income taxes	10	—	10	9

Total liabilities	1,179,264	838	1,180,102	1,022,088

Minority interest	31,414	(969)	30,445	26,368
Commitments and contingencies

Total stockholders’ equity	527,044	(14,279)	512,765	444,106

Total liabilities and stockholders’ equity	$1,737,722	$(14,410)	$1,723,312	$1,492,562

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

As of March 31, 2007

(In thousands)

	Historical		Sunrise REIT Acquisition Adjustments (D)		Pro Forma As Adjusted
	Ventas	Sunrise REIT U.S. GAAP (US $)
Assets
Net real estate investments	$3,088,953	$1,433,365	$904,349	(E)	$5,426,667

Cash and cash equivalents	—	26,983	—		26,983
Escrow deposits and restricted cash	80,039	2,120	—		82,159
Deferred financing costs, net	17,984	298	4,739	(F)	23,021
Notes receivable – related parties	2,484	3,455	—		5,939
Other	96,707	26,341	49,004	(G)	172,052

Total assets	$3,286,167	$1,492,562	$958,092		$5,736,821

Liabilities and stockholders’ equity:
Liabilities:
Senior notes payable and other debt	$2,370,418	961,905	$130,646	(H)	$3,462,969
Deferred revenue	7,607	13,530	—		21,137
Accrued dividend	—	4,445	—		4,445
Accrued interest	45,696	966	—		46,662
Due to related party	—	6,142	—		6,142
Accounts payable and other accrued liabilities	123,138	35,091	(24,709)	(I)	133,520
Deferred income taxes	30,394	9	250,000	(J)	280,403

Total liabilities	2,577,253	1,022,088	355,937		3,955,278

Minority interest	—	26,368	—		26,368
Commitments and contingencies

Total stockholders’ equity	708,914	444,106	602,155	(K)	1,755,175

Total liabilities and stockholders’ equity	$3,286,167	$1,492,562	$958,092		$5,736,821

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

Reconciliation of Canadian GAAP to U.S. GAAP

For the three-months ended March 31, 2007

(In thousands)

	Sunrise REIT Canadian GAAP (Cdn $) (A)	U.S. GAAP Adjustments (Cdn $) (B)	Sunrise REIT U.S. GAAP (Cdn $)	Sunrise REIT U.S. GAAP (US $) (C)
Revenues:
Rental income	$—	$—	$—	$—
Resident fees and services	106,597	1,840	108,437	92,570
Interest income from loan receivable	957	(957)	—	—
Interest and other income	233	—	233	199

	107,787	883	108,670	92,769
Expenses:
Interest	17,900	623	18,523	15,813
Depreciation and amortization	20,403	242	20,645	17,623
Property-level operating expenses	66,450	1,643	68,093	58,132
Management fees	6,465	111	6,576	5,614
General, administrative and professional fees	2,502	—	2,502	2,136
Gain on foreign currency hedge/foreign currency remeasurement	(460)	—	(460)	(393)
Merger related expenses	16,496	—	16,496	14,080

	129,756	2,619	132,375	113,005

Loss before income taxes and minority interest	(21,969)	(1,736)	(23,705)	(20,236)
Provision for income taxes	—	—	—	—

Loss before minority interest	(21,969)	(1,736)	(23,705)	(20,236)
Minority interest	1,200	(130)	1,070	914

Net loss	$(23,169)	$(1,606)	$(24,775)	$(21,150)

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

For the three-months ended March 31, 2007

(In thousands, except per share amounts)

	Ventas Historical	Ventas 2007 Transactions Adjustments (L)	Pro Forma as Adjusted for Ventas 2007 Transactions	Sunrise REIT U.S. GAAP (US $) Historical	Sunrise REIT 2007 Transactions Adjustments (M)	Sunrise REIT Acquisition Adjustments (D)		Pro Forma As Adjusted
Revenues:
Rental income	$120,775	$745	$121,520	$—	$—	$—		$121,520
Resident fees and services	—	—	—	92,570	1,432	922	(N)	94,924
Interest income from loan receivable	824	—	824	—	—	—		824
Interest and other income	249	—	249	199	—	—		448

	121,848	745	122,593	92,769	1,432	922		217,716
Expenses:
Interest	40,569	308	40,877	15,813	597	4,511	(O)	61,798
Depreciation and amortization	33,433	269	33,702	17,623	405	18,426	(P)	70,156
Property-level operating expenses	860	307	1,167	58,132	2,355	—		61,654
Management fees	83	20	103	5,614	185	—		5,902
General, administrative and professional fees	7,583	—	7,583	2,136	—	—		9,719
Gain on foreign currency hedge/ foreign currency remeasurement	(5,786)	—	(5,786)	(393)	—	5,786	(Q)	(393)
Merger related expenses	—	—	—	14,080	—	(14,080	) (R)	—

	76,742	904	77,646	113,005	3,542	14,643		208,836

Income (loss) before income taxes and minority interest	45,106	(159)	44,947	(20,236)	(2,110)	(13,721)		8,880
Provision for income taxes	—	—	—	—	—	—		—

Income (loss) before minority interest	45,106	(159)	44,947	(20,236)	(2,110)	(13,721)		8,880
Minority interest	—	—	—	914	(422)	—		492

Net income (loss)	45,106	(159)	44,947	(21,150)	(1,688)	(13,721)		8,388
Preferred stock dividends and issuance costs	—	—	—	—	—	5,199	(S)	5,199

Net income (loss) available to common stockholders	$45,106	$(159)	$44,947	$(21,150)	$(1,688)	$(18,920)		$3,189

Earnings per common share:
Basic	$0.43	n/a	$0.42	n/a	n/a	n/a		$0.02
Diluted	$0.42	n/a	$0.42	n/a	n/a	n/a		$0.02

Shares used in computing earnings per common share:
Basic	106,044	n/a	106,044	n/a	n/a	26,910	(T)	132,954
Diluted	106,775	n/a	106,775	n/a	n/a	26,910	(T)	133,685

n/a Not applicable.

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

Reconciliation of Canadian GAAP to U.S. GAAP

For the year ended December 31, 2006

(In thousands)

	Sunrise REIT Canadian GAAP (Cdn $) (A)	U.S. GAAP Adjustments (Cdn $) (B)	Sunrise REIT U.S. GAAP (Cdn $)	Sunrise REIT U.S. GAAP (US $) (C)
Revenues:
Rental income	$—	$—	$—	$—
Resident fees and services	311,433	4,457	315,890	278,537
Interest income from loan receivable	4,271	(4,271)	—	—
Interest and other income	720	—	720	635

	316,424	186	316,610	279,172
Expenses:
Interest	53,332	2,200	55,532	48,962
Depreciation and amortization	72,694	825	73,519	64,739
Property-level operating expenses	191,766	4,757	196,523	173,253
Management fees	17,221	267	17,488	15,424
General, administrative and professional fees	10,884	—	10,884	9,299
Loss on foreign currency hedge/ foreign currency remeasurement	4,167	—	4,167	3,675
Merger related expenses	2,894	—	2,894	2,822

	352,958	8,049	361,007	318,174

Loss before income taxes and minority interest	(36,534)	(7,863)	(44,397)	(39,002)
Provision for income taxes	187	—	187	165

Loss before minority interest	(36,721)	(7,863)	(44,584)	(39,167)
Minority interest	2,580	(588)	1,992	1,776

Net loss	$(39,301)	$(7,275)	$(46,576)	$(40,943)

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME

For the year ended December 31, 2006

(In thousands, except per share amounts)

	Ventas Historical	Ventas 2007 & 2006 Transactions Adjustments (L)	Pro Forma as Adjusted for Ventas 2007 & 2006 Transactions	Sunrise REIT U.S. GAAP (US $) Historical	Sunrise REIT 2007 & 2006 Transactions Adjustments (M)	Sunrise REIT Acquisition Adjustments (D)		Pro Forma As Adjusted
Revenues:
Rental income	$418,449	$46,101	$464,550	$—	$—	$—		$464,550
Resident fees and services	—	—	—	278,537	99,164	3,690	(N)	381,391
Interest income from loan receivable	7,014	(3,519)	3,495	—	—	—		3,495
Interest and other income	2,886	—	2,886	635	190	—		3,711

	428,349	42,582	470,931	279,172	99,354	3,690		853,147

Expenses:
Interest	141,094	17,759	158,853	48,962	19,569	3,816	(U)	231,200
Depreciation and amortization	119,653	15,165	134,818	64,739	10,892	79,459	(P)	289,908
Property-level operating expenses	2,905	1,616	4,521	173,253	63,117	—		240,891
Management fees	266	132	398	15,424	6,394	—		22,216
General, administrative and professional fees	26,136	—	26,136	9,299	—	—		35,435
Loss on foreign currency hedge/				—
foreign currency remeasurement	—	—	—	3,675	—	—		3,675
Other	6,865	—	6,865	2,822	—	(2,822	) (R)	6,865

	296,919	34,672	331,591	318,174	99,972	80,453		830,190

Income (loss) before income taxes and minority interest	131,430	7,910	139,340	(39,002)	(618)	(76,763)		22,957
Provision for income taxes	—	—	—	165	—	—		165

Income (loss) before minority interest	131,430	7,910	139,340	(39,167)	(618)	(76,763)		22,792
Minority interest	—	—	—	1,776	(70)	—		1,706

Net income (loss)	131,430	7,910	139,340	(40,943)	(548)	(76,763)		21,086
Preferred stock dividends and issuance costs	—	—	—	—	—	5,199	(S)	5,199

Net income (loss) available to common stockholders	$131,430	$7,910	$139,340	$(40,943)	$(548)	$(81,962)		$15,887

Earnings per common share:
Basic	$1.26	n/a	$1.32	n/a	n/a	n/a		$0.12
Diluted	$1.25	n/a	$1.31	n/a	n/a	n/a		$0.12

Shares used in computing earnings per common share:
Basic	104,206	1,455	105,661	n/a	n/a	26,910	(T)	132,571
Diluted	104,731	1,455	106,186	n/a	n/a	26,910	(T)	133,096

n/a Not applicable.

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

VENTAS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

As of and for the three-month period ended March 31, 2007 and for the year ended December 31, 2006

(In thousands of United States dollars)

1. Adjustments to the Pro Forma Consolidated Condensed Balance Sheet and Statements of Income

(A)	Reflects historical financial condition or results of operations of Sunrise REIT as of or for the three-month period ended March 31, 2007 or for the year ended December 31, 2006. Certain amounts have been reclassified to conform to Ventas’s presentation.

(B)	See the Sunrise REIT supplemental note entitled “Reconciliation to United States Generally Accepted Accounting Principles” filed as Exhibit 99.4 to this Form 8-K/A for a detail of the adjustments from Canadian Generally Accepted Accounting Principles.

(C)	Assets and liabilities denominated in Canadian dollars have been translated into United States dollars at the foreign exchange rates at March 31, 2007. Earnings denominated in Canadian dollars have been translated in United States dollars at the applicable monthly average foreign exchange rates.

(D)	Represents adjustments to record the acquisition of Sunrise REIT by Ventas based upon the assumed purchase price of $2.4 billion. The calculation of the purchase price to be allocated is as follows (in thousands):

Payment of $14.73 per Sunrise REIT unit outstanding, net of stock option proceeds	$1,062,907
Assumption of mortgages outstanding	861,127
Debt paid off on the date of acquisition	94,365
Assumption of working capital deficit and minority interest	32,692
Estimated deferred tax liability	250,000
Estimated transaction costs	99,300

Purchase price to be allocated	$2,400,391

Ventas acquired a 75–80% ownership interest in certain assets and the minority interest that relates to these assets is continuing to be recorded at the historical basis.

(E)	Represents the estimated increase over Sunrise REIT’s investment in real estate based upon the total purchase price to be allocated to reflect the preliminary allocation to other tangible and intangible assets of Sunrise REIT being acquired (in thousands):

Purchase price to be allocated	$2,400,391
Less Sunrise REIT’s basis in investment in real estate, net	(1,433,365)
Less adjustment for deferred financing costs allocated for the acquisition	(5,037	)(F)
Less adjustment for intangible value in the acquisition allocation and Ventas deferred costs	(46,210	)(G)
Less adjustments to other liabilities for lease intangibles and Ventas deferred costs	(32,542)
Plus fair market value adjustment to debt	21,112

Adjustment to record fair value of Sunrise REIT's investment in real estate, net	$904,349

(F)	Represents the write-off of Sunrise REIT’s historical deferred financing costs, which were not assigned any value in the allocation of the acquisition, offset by the additional deferred financing costs Ventas incurred related to the debt assumed.

(G)	Represents the write-off of Sunrise REIT’s historical intangible assets ($18.3 million), which were not assigned any value in the allocation of the acquisition, offset by the value allocated to intangible assets related to the Sunrise REIT acquisition ($88.5 million). Additionally, Ventas’s deferred costs ($21.1 million) related to the Sunrise REIT acquisition have been included in the purchase price to be allocated.

(H)	Represents the following adjustments (in thousands):

Debt paid off on the date of acquisition	$(94,365)
Convertible debentures(1)	(12,448)
Write-off Sunrise REIT’s fair market value of debt adjustment	(2,259)
Additional borrowings by Sunrise REIT prior to the acquisition	8,294
Net borrowings on unsecured revolving credit facility	210,312
Fair market value of debt adjustment allocated for the Sunrise REIT acquisition	21,112

Pro forma adjustment to debt	$130,646

(1)	Assumes all except $1,000 of the convertible debentures have been converted.

(I)	Represents the value allocated to below market leases acquired in the Sunrise REIT acquisition, offset by acquisition accruals recorded by Sunrise REIT and Ventas at March 31, 2007 being eliminated.

(J)	Represents the deferred tax liability associated with the step up to fair value for book purposes of the Sunrise REIT assets (difference between book and tax basis).

(K)	Represents the write-off of Sunrise REIT’s historical equity, net of the issuance of 26.9 million shares of Ventas common stock in May 2007, which was valued at $1.1 billion.

(L)	Reflects the effect on rental income, property-level operating expenses, management fees, depreciation and amortization, interest, income from continuing operations and shares used in computing earnings per common share as if Ventas had consummated its 2007 and 2006 acquisitions and 2007 equity offering as of the beginning of the three-month period ended March 31, 2007 or the beginning of the year ended December 31, 2006.

(M)	Reflects the effect on resident fees and services, property-level operating expenses, depreciation and amortization, interest, management fees, minority interest and income (loss) from continuing operations as if Sunrise REIT had consummated its 2007 and 2006 acquisitions as of the beginning of the three-month period ended March 31, 2007 or the beginning of the year ended December 31, 2006.

(N)	Represents the net amortization of the valuation of above and below market leases recorded by Ventas as a result of the Sunrise REIT acquisition.

VENTAS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—Continued

(O)	Represents the following adjustments (in thousands):

Sunrise REIT interest recorded for the convertible debentures	$(1,274)
Sunrise REIT interest recorded for the debt paid off on the date of acquisition	(1,414)
Sunrise REIT interest recorded for deferred financing fees	(531)
Sunrise REIT interest recorded for the fair market value of debt	254
Ventas’s estimated interest for convertible debentures(1)	17
Ventas’s estimated amortization of the fair market value of debt adjustment	(978)
Ventas’s estimated amortization of deferred financing costs	210
Ventas’s bridge financing costs and interest	5,036
Ventas’s interest for net borrowing on its unsecured revolving credit facility	3,191

Pro forma adjustment to interest	$4,511

(1)	Assumes all except $1,000 of the convertible debentures have been converted.

(P)	Based on the preliminary purchase price allocation, Ventas expects to allocate $143.3 million to land, $2.1 billion to buildings and improvements, $3.4 million to land improvements and $22.6 million to furniture and equipment. Depreciation expense is calculated on a straight line basis based on Ventas’s purchase price allocation and using a 35-year life for buildings and permanent structural improvements and a 7-year life for furniture and equipment and land improvements. Additionally, Ventas's purchase price allocation includes $82.4 million of intangible assets related to in-place leases, which will be amortized over the average life of these leases.

(Q)	Represents gain realized on Canadian call options purchased by Ventas in conjunction with the Sunrise REIT acquisition. These contracts settled on the date of the acquisition and a total realized gain of approximately $24 million will be recognized for the year ended December 31, 2007.

(R)	Represents the elimination of merger-related and other transaction costs incurred by Sunrise REIT, which are no longer anticipated as on-going costs. Ventas expects to incur merger costs related to the Sunrise REIT acquisition of approximately $5 million.

(S)	Represents the issuance costs and the dividends incurred in conjunction with the preferred stock issued by Ventas in April for the acquisition of Sunrise REIT. The preferred stock was fully redeemed in May with proceeds from the issuance of 26.9 million shares of Ventas common stock.

(T)	Reflects the issuance of 26.9 million shares of Ventas common stock in May 2007. Proceeds from the issuance were utilized to redeem the preferred stock and to repay the interim loan from the bridge financing, which were utilized as consideration for the Sunrise REIT acquisition.

(U)	Represents the following adjustments (in thousands):

Sunrise REIT interest recorded for the convertible debentures	$(3,390)
Sunrise REIT interest recorded for the debt paid off on the date of acquisition	(5,956)
Sunrise REIT interest recorded for deferred financing fees	(2,638)
Sunrise REIT interest recorded for the fair market value of debt	1,001
Ventas’s estimated interest for convertible debentures(1)	68
Ventas’s estimated amortization of the fair market value of debt adjustment	(3,911)
Ventas’s estimated amortization of deferred financing costs	840
Ventas’s bridge financing costs and interest	5,036
Ventas’s interest for net borrowing on its unsecured revolving credit facility	12,766

Pro forma adjustment to interest	$3,816

(1)	Assumes all except $1,000 of the convertible debentures have been converted.

VENTAS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—Continued

2. Funds from Operations

(a)	Historical and pro forma funds from operations (“FFO”) for the three-months ended March 31, 2007 are summarized as follows (in thousands):

	Ventas Historical	Ventas 2007 Transactions Adjustments (L)	Pro Forma as Adjusted for Other Ventas 2007 Transactions	Sunrise REIT U.S. GAAP (US $) Historical	Sunrise REIT 2007 Transactions Adjustments (M)	Sunrise REIT Acquisition Adjustments (D)	Pro Forma As Adjusted
Net income (loss) available to common stockholders	$45,106	$(159)	$44,947	$(21,150)	$(1,688)	$(18,920)	$3,189
Adjustments:
Depreciation and amortization on real estate	32,818	269	33,087	17,409	405	18,426	69,327
Minority interest	—	—	—	914	(422)	—	492
Minority interest allocable to FFO	—	—	—	(2,144)	341	—	(1,803)

FFO available to common stockholders	$77,924	$110	$78,034	$(4,971)	$(1,364)	$(494)	$71,205

FFO per diluted share outstanding follows (in thousands, except per share amounts):

	Ventas Historical	Pro Forma As Adjusted
Net income (loss) available to common stockholders	$0.42	$0.02

Adjustments:
Depreciation and amortization on real estate	0.31	0.52
Minority interest	—	(0.01)
Minority interest allocable to FFO	—	(0.01)

FFO available to common stockholders	$0.73	$0.53

Dilutive shares outstanding used in computing FFO per common share	106,775	133,685

(b)	Historical and pro forma FFO for the year ended December 31, 2006 are summarized as follows (in thousands):

	Ventas Historical	Ventas 2007 & 2006 Transactions Adjustments (L)	Pro Forma as Adjusted for other Ventas 2007 & 2006 Transactions	Sunrise REIT U.S. GAAP (US $) Historical	Sunrise REIT 2007 & 2006 Transactions Adjustments (M)	Sunrise REIT Acquisition Adjustments (D)	Pro Forma As Adjusted
Net income (loss) available to common stockholders	$131,430	$7,910	$139,340	$(40,943)	$(548)	$(81,962)	$15,887
Adjustments:
Depreciation and amortization on real estate	118,238	15,165	133,403	64,281	10,892	79,459	288,035
Minority interest	—	—	—	1,776	(70)	—	1,706
Minority interest allocable to FFO	—	—	—	(6,008)	(1,955)	—	(7,963)

FFO available to common stockholders	$249,668	$23,075	$272,743	$19,106	$8,319	$(2,503)	$297,665

FFO per diluted share outstanding follows (in thousands, except per share amounts):

	Ventas Historical	Pro Forma As Adjusted
Net income (loss) available to common stockholders	$1.25	$0.12

Adjustments:
Depreciation and amortization on real estate	1.13	2.16
Minority interest	—	0.01
Minority interest allocable to FFO	—	(0.06)

FFO available to common stockholders	$2.38	$2.24

Dilutive shares outstanding used in computing FFO per common share	104,731	133,096

VENTAS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—Continued

Pro forma FFO is presented for information purposes only, and we do not expect that this information will reflect Ventas’s FFO. Pro forma FFO was based on available information and upon assumptions that we believe are reasonable.

Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. To overcome this problem, we consider FFO an appropriate measure of performance of an equity REIT, and we use the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO. NAREIT defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is FFO necessarily indicative of sufficient cash flow to fund all of our needs. We believe that in order to facilitate a clear understanding of our consolidated historical operating results, FFO should be examined in conjunction with net income as presented in the Unaudited Pro Forma Consolidated Condensed Financial Statements.